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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                        ------------------------------

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): April 19, 2000



                       PROVIDENT BANKSHARES CORPORATION
              (Exact name of registrant as specified in charter)


    MARYLAND                       0-16421                       52-1518642
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)


             114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)




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ITEMS 1. THROUGH 4.  NOT APPLICABLE.

ITEM 5.              OTHER EVENTS.

      On April 19, 2000, Provident Bankshares Corporation participated in a telephone conference call with financial analysts. A transcript of the conference call is attached as an Exhibit hereto.

ITEM 6.     NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            a.    Financial Statements of Businesses Acquired.
                  Not Applicable

            b.    Pro forma Financial Information.
                  Not Applicable

            c. Exhibits: The following Exhibits are filed as part of this report:


                  EXHIBIT NO.                        DESCRIPTION
                  -----------                        -----------
                     99.1                Transcript of April 19, 2000 telephone
                                         conference call.


ITEM 8.     NOT APPLICABLE.

ITEM 9.     NOT APPLICABLE.















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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PROVIDENT BANKSHARES CORPORATION


                                By:  /s/ Peter M. Martin
                                     -----------------------------------------
                                     Peter M. Martin
                                     Chairman of the Board, President and Chief
                                     Executive Officer

Date: April 21, 2000











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